SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

      Date of Report (date of earliest event reported) March 10, 2004

                         Premier Financial Bancorp, Inc.
             (Exact name of registrant as specified in its charter)
            --------------------------------------------------------

          Kentucky                0-20908                 61-1206757
   ---------------------   ---------------------   ------------------------
   (State or other juris-  (Commission File No.)    (IRS Employer Identi-
   diction of corporation)                                fication No.)


                               2883 Fifth Avenue
                        Huntington, West Virginia 25702
        --------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (304) 525-1600
                              ---------------------

                                 Not Applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

     On March 10, 2004, Premier Financial Bancorp, Inc. (Premier) issued a news release announcing that it was deferring the quarterly payment on its Trust Preferred Securities scheduled for March 31, 2004. The full text of that press release is furnished as Exhibit 99.1.
     Premier exercised its right to defer the payment of interest on its 9.75% Junior Subordinated Deferrable Interest Debentures related to the Trust Preferred Securities, for an indefinite period (which can be no longer than 20 consecutive quarterly periods) following the denial by the Federal Reserve Bank of Cleveland to pay the fourth quarter distribution scheduled for December 31, 2002.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PREMIER FINANCIAL BANCORP, INC.
                                  -------------------------------
                                           (Registrant)


                                   /s/ Brien M. Chase
                                  -----------------------------------
Date: March 10, 2004                Brien M. Chase, Vice President
                                     and Chief Financial Officer


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                                  EXHIBIT INDEX


    Exhibit Number                     Description
    --------------                     -------------------------------------
        99.1                           Press Release dated March 10, 2004,
                                        captioned "Premier Financial Bancorp,
                                        Inc. Continues to Defer Distributions
                                        of Trust Preferred Securities".